Basis of presentation	9 Months Ended
Sep. 30, 2025
Accounting Policies [Abstract]
Basis of presentation

Note 1 - Basis of presentation

Galmed Pharmaceuticals Ltd. (the “Company”) was incorporated in Israel on July 31, 2013 and commenced operations on February 2, 2014.

The Company holds three wholly-owned subsidiaries, Galmed International Ltd., which is incorporated in Malta, and Galmed Research and Development Ltd. (“GRD”) and Galtopa Therapeutics Ltd., both of which are incorporated in Israel. In July 2023, GRD established a new wholly-owned subsidiary incorporated under the laws of England and Wales called Galmed Therapeutics UK Limited.

The Company is a biopharmaceutical company focused on the development of Aramchol. The Company has focused almost exclusively on developing Aramchol for the treatment of liver disease and the Company is currently seeking to advance the development of Aramchol for oncological indications outside of NASH and fibrosis. In addition, as part of the Company’s growth strategy, the Company is actively pursuing opportunities to expand and diversify its product pipeline specifically targeting cardiometabolic indications and other innovative product candidates that align with its core expertise in drug development. The Company has an operating history limited to pre-clinical and clinical drug development.

The Company has funded its research and development programs and operations to date primarily through proceeds from private placements and public offerings. The Company currently has no products approved for marketing and has not generated any revenue from product sales to date. As of September 30, 2025, the Company had cash and cash equivalents of $3.3 million, restricted cash of $0.1 million, short-term deposits of $7.6 million and marketable debt securities of $8.2 million.

The Company has incurred operating losses in each year since inception. The Company’s loss attributable to holders of its ordinary shares for the nine months ended September 30, 2025 and 2024 was approximately $5.5 million and $4.3 million, respectively. As of September 30, 2025, the Company had an accumulated deficit of $206.0 million. Substantially all of its operating losses resulted from costs incurred in connection with the Company’s development program and from general and administrative costs associated with its operations.

The Company will need to raise substantial, additional capital to fund its operations and to develop Aramchol and Amilo-5MER for, and beyond its current development stage and any future commercialization, as well as any additional indications.

Based on the Company’s current operating plan, the Company’s management currently estimates that its cash position will support its current operations as currently conducted for more than 12 months from the date of issuance of these unaudited interim condensed consolidated financial statements.

These unaudited interim condensed consolidated financial statements have been prepared as of September 30, 2025 and for the three and nine month periods then ended. Accordingly, certain information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. GAAP have been omitted. These unaudited interim condensed consolidated financial statements should be read in conjunction with the audited financial statements and the accompanying notes of the Company for the year ended December 31, 2024 that are included in the Company’s Annual Report on Form 20-F, filed with the Securities and Exchange Commission on April 2, 2025 (the “Annual Report on Form 20-F”). The results of operations presented are not necessarily indicative of the results to be expected for the year ending December 31, 2025.